Exhibit 10.42

                                                                     Page 1 of 2

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                                 CODE OF ETHICS

A.            INTERNAL CONDUCT AND PRACTICES

1. Adherence to the Law: In all pursuits on behalf of the Company, Birner Dental Management Services, Inc. employees are expected to abide by all established laws and refrain from illegal activities.

2.            Conflicts of Interest: Birner Dental Management Services, Inc.
              employees are expected to avoid activities or influences that conflict with, compete with, or interfere with the performance of their duties for the Company.

3. Financial Responsibility: Use of Birner Dental Management Services, Inc. funds by employees is for legal and ethical business purposes only, and all transactions are to be properly and accurately recorded.

B.            EXTERNAL RELATIONS AND PRACTICES

1. Business Relations: The interaction between Birner Dental Management Services, Inc. employees and clients, customers, vendors, and the public at large is conduced openly, honestly, and according to the highest standards of business conduct.

2.            Business Practices: Birner Dental Management Services, Inc.
              employees will not engage in any business practice that violates legal standards.

3. Political and Community Service Activities: Employee participation in political or charitable activities (including contributions of time or money) occurs on the employee's own time and in no way reflects the position of the Company.

C.            COMPLIANCE PROCEDURES

1. Reporting Violations: It is the responsibility of all Birner Dental Management Services, Inc. employees to bring violations, or suspected violations, of the Code of Ethics to the attention of their supervisor or the corporate ethics officer.

2. Birner Dental Management Services, Inc. employees who fail to comply with the company's Code of Ethics are subject to disciplinary action, which may include termination.

   By:    /s/ Frederic W.J. Birner                                March 19, 2004
          -------------------------
 Name:    Frederic W.J. Birner
Title:    Chairman of the Board, Chief Executive Officer and Director
          (Principal Executive Officer)


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                                                                     Page 2 of 2

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.

                                 CODE OF ETHICS

   By:  /s/ Dennis N. Genty                                       March 19, 2004
        --------------------------------------
 Name:  Dennis N. Genty
Title:  Chief Financial Officer, Secretary, Treasurer and Director
        (Principal Financial and Accounting Officer

   By:  /s/ Mark A. Birner                                        March 19, 2004
        --------------------------------------
 Name:  Mark A. Birner
Title:  President
   By:  /s/ Raymond Walker                                        March 19, 2004
        --------------------------------------
 Name:  Raymond Walker

Title:  Vice President of Regulatory Affairs
   By:  /s/ David Vreeman                                         March 19, 2004
        --------------------------------------
 Name:  David Vreeman
Title:  Vice President and Controller